Goodwill	12 Months Ended
Dec. 31, 2017
Goodwill and Intangible Assets
Goodwill

9.  Goodwill

($ in millions)	Beverage Packaging, North & Central America	Beverage Packaging, South America	Beverage Packaging, Europe	Food & Aerosol Packaging	Aerospace	Other	Total

Balance at December 31, 2015	$561	$100	$817	$612	$9	$78	$2,177
Business acquisition	1,053	901	1,625	—	31	192	3,802
Business dispositions	—	(31)	(783)	(8)	—	—	(822)
Effects of currency exchange	—	—	(27)	(5)	—	(30)	(62)
Balance at December 31, 2016	$1,614	$970	$1,632	$599	$40	$240	$5,095
Opening balance sheet adjustments	(339)	329	(274)	—	—	(68)	(352)
Business dispositions	—	—	—	(9)	—	—	(9)
Effects of currency exchange	—	—	173	19	—	7	199
Balance at December 31, 2017	$1,275	$1,299	$1,531	$609	$40	$179	$4,933

During the second quarter of 2017, the company finalized the allocation of the purchase price for the Rexam acquisition. The decrease related to goodwill is a result of the finalization of fair values and useful lives of fixed assets and intangibles acquired in the Rexam acquisition.

The company’s annual goodwill impairment test completed in the fourth quarter of 2017 indicated that the fair value of the metal beverage packaging, Asia Pacific (Beverage Asia Pacific) reporting unit exceeded its carrying amount by approximately 24 percent. The current supply of metal beverage packaging exceeds demand in China, resulting in pricing pressure and negative impacts on the profitability of our Beverage Asia Pacific reporting unit. If it becomes an expectation that this oversupply situation will continue for an extended period of time, the company may be required to record a noncash impairment charge for some or all of the goodwill associated with the Beverage Asia Pacific reporting unit, the total balance of which was $78 million at December 31, 2017.